Phoenix International Strategies Fund,

a series of Phoenix Opportunities Trust

Supplement dated September 15, 2008 to the International Funds Prospectus

dated January 31, 2008, as supplemented June 19, 2008

and to the Statement of Additional Information dated January 31, 2008,

as supplemented April 8, 2008, May 1, 2008, May 29, 2008, May 30, 2008,

June 13, 2008, June 19, 2008, June 25, 2008, August 6, 2008 and September 12, 2008

IMPORTANT NOTICE TO INVESTORS

Effective September 12, 2008, the Phoenix International Strategies Fund, formerly a series of Phoenix Opportunities Trust, was merged with and into the Phoenix Foreign Opportunities Fund, a series of Phoenix Opportunities Trust. The Phoenix International Strategies Fund has ceased to exist and is no longer available for sale. Accordingly, all references to the Phoenix International Strategies Fund in the current Prospectus and Statement of Additional Information are hereby deleted.

Investors should retain this supplement with the Prospectus

and Statement of Additional Information for future reference.

PXP 5017/ISFMerged (9/08)

Phoenix Market Neutral Fund,

a series of Phoenix Opportunities Trust

Supplement dated September 15, 2008 to the Alternative Funds Prospectus dated January 31, 2008, as supplemented May 1, 2008, May 30, 2008,

June 13, 2008, August 6, 2008 and September 12, 2008

IMPORTANT NOTICE TO INVESTORS

The fund’s Principal Investment Strategies relating to foreign issuers have been modified to explicitly permit investment in emerging markets countries. Accordingly, on page 14 of the fund’s prospectus, the first sentence of the fourth arrowed principal investment strategy is hereby amended to read as follows: “In selecting stocks for investment, the fund uses a blended strategy, investing in both growth and value stocks of U.S. and foreign issuers of any capitalization, including those in emerging markets countries, of any capitalization.”

Additionally, the following disclosure is hereby added to the “Risks Related to Principal Investment Strategies” on page 15.

Emerging Market Investing Risk

Investments in less-developed countries whose markets are still emerging generally present risks in greater degree than those presented by investment in foreign issuers based in countries with developed securities markets and more advanced regulatory systems. Prior governmental approval may be required in some developing countries for the release of investment income, capital and sale proceeds to foreign investors, and some developing countries may limit the extent of foreign investment in domestic companies. Emerging market countries often suffer from currency devaluation and higher rates of inflation.

Developing countries may be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed by countries with which they trade and may also be affected by economic conditions in such countries. In addition, a negative situation or condition that affects the market in one emerging market region may have a negative impact on all emerging market regions due to the so-called “ripple effect.”

All other disclosure concerning the fund, including fees, expenses and portfolio management remain unchanged.

Investors should retain this supplement with the Prospectus

and Statement of Additional Information for future reference.

PXP 4849/MNF AddEM (9/08)